EXHIBIT 10.21(E)

SIDE LETTER NO 5.                                                 9TH APRIL 1998
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                                                     Petrodrill Construction Inc
                                                                       Suite 205
                                                                  Saffrey Square
                                                                   PO Box N 8188
                                                                          Nassau
                                                                         Bahamas

TDI-Halter L.P.
1800 West Loop South
Houston
Texas 77027

Gentlemen,

                                  Hull No 1829

We refer to the contract executed between us today in respect of the above hull.

This letter serves to confirm your undertaking to us that you will procure that without prejudice to the provisions of clause 17 of the Contract you will, at your own cost, procure a paint warranty insurance policy in amounts and on terms that we shall reasonably agree and you shall further procure that we shall have full benefit of and access to such insurance.

Yours faithfully

/s/ DEREK LEACH
    Derek Leach
    Attorney-in-Fact



WE HEREBY ACKNOWLEDGE OUR UNDERSTANDING AND ACCEPTANCE OF THIS LETTER:

/s/ RICHARD M. CURRENCE JNR.
    Richard M Currence Jnr.
    TDI-Halter Inc.
    9th April 9, 1998